Execution Version 4888-9087-0896, v. 9 4868-8758-9222v.14 AMENDMENT NO. 4 TO AMENDED AND RESTATED BRIDGE PROMISSORY NOTE This Amendment No. 4 to Amended and Restated Bridge Promissory Note (this “Amendment”), dated as of August 21, 2023, is by and among GREENIDGE GENERATION HOLDINGS INC., a Delaware corporation (the “Borrower”), NYDIG ABL LLC, a Delaware limited liability company, or its successors and permitted assigns, (“NYDIG” or the “Noteholder”) and, for purposes of Section 4, the Guarantors identified on the signature pages hereto (such Guarantors, together with the Borrower, the “Note Parties”, and the Note Parties together with NYDIG, the “Parties”). Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Note. WHEREAS, the Borrower issued to B. Riley Commercial Capital, LLC (the “Original Noteholder”) an Amended and Restated Bridge Promissory Note, with an Amendment and Restatement Effective Date of August 10, 2022 (as amended by that certain Consent and Amendment No. 1 to Amended and Restated Bridge Promissory Note, dated as of January 30, 2023, that certain Amendment No. 2 to Amended and Restated Bridge Promissory Note, dated as of March 29, 2023, and that certain Amendment No. 3 to Amended and Restated Bridge Promissory Note, dated as of June 20, 2023, and as may be further amended, restated, supplemented, or otherwise modified from time to time in accordance with its provisions, the “Note”); WHEREAS, the Borrower, the Guarantors, Original Noteholder and NYDIG have engaged in extensive discussions and negotiations regarding the Borrower’s and Guarantors’ obligations under the Note, and have determined to enter into multiple related transactions in order to satisfy certain obligations of the Borrower and Guarantors; WHEREAS, in connection with the Transactions (as defined below) and pursuant to the B. Riley A&A (as defined below), the Original Noteholder has (x) transferred, assigned and set off all of its right, title, interest and benefit to and under the Note (including but not limited to all rights to payment and/or to exercise remedies thereunder) and (y) fully transferred and assigned all Liens granted, or purported to be granted, in favor of the Original Noteholder under the Note and or any other Loan Document, in each case, to the Noteholder; WHEREAS, the Borrowers and Affiliates thereof (x) have, simultaneously herewith, entered into that certain Amendment No. 2 to Senior Secured Loan Agreement, (y) intend, as promptly as practicable, to enter into (i) an asset purchase agreement (the “Spartanburg Purchase Agreement”), pursuant to which 300 Jones Road LLC, a Delaware limited liability company (“300 Jones Road”), Greenidge South Carolina LLC, a Delaware limited liability company (“GSC”) and Greenidge Generation Holdings Inc., a Delaware corporation (“GGH” and, together with 300 Jones Road and GSC, the “Sellers”) shall sell to one or more Affiliates of NYDIG (the “Purchaser”) and the Purchaser shall purchase from Sellers all of Sellers’ right, title and interest in and to certain contract rights, permits and other tangible and intangible personal property, (ii) a Real Estate Purchase and Sale Agreement (the “REPA”), pursuant to which the Purchaser shall purchase certain real property from 300 Jones Road and (iii) an Amended and Restated Hypothecated Mortgage, Assignment of Rents and Security Agreement, pursuant to which, among other things, the mortgaged property under the Mortgage shall be expanded and (z) intend, in connection with the closing of the Spartanburg Purchase Agreement, to enter into (i) if applicable, a Debt Settlement Agreement, pursuant to which (subject to satisfaction or waiver of each condition precedent set forth therein) the principal amount owing to NYDIG under the Note by the Borrower shall be deemed to be discharged and satisfied in full, and (ii) such release and termination agreements as are required to release all of NYDIG’s Liens on the Collateral (collectively, the “Transactions”); and

2 4868-8758-9222v.14 WHEREAS, as of the date hereof, the outstanding principal amount of the Loan is $4,116,541.41 and the amount of accrued but unpaid interest on the Loan is $27,067.67; WHEREAS, the Parties desire to amend the Note on the terms and subject to the conditions set forth herein; and WHEREAS, pursuant to Section 13.11 of the Note, the Parties agree to the following amendments to the Note as herein provided. NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Amendment to the Note. (a) Section 1.1 (Definitions) of the Note is hereby further amended to amend and restate in their entirety the following definitions: ““Final Maturity Date” means December 29, 2023.” ““Maturity Date” means the earlier of (a) the Final Maturity Date, (b) the Spartanburg Closing Date, (c) the date of the occurrence and continuance of an Event of Default under Section 10.13 and (d) the date on which all amounts under this Note shall become due and payable pursuant to Section 11.” ““Mortgage” means the Hypothecated Mortgage, Assignment of Rents and Security Agreement, dated as of April 27, 2022, as amended by that certain Modification of Hypothecated Mortgage, Assignment of Rents and Security Agreement, dated as of September 27, 2022, and as further amended by that certain Second Modification of Hypothecated Mortgage, Assignment of Rents and Security Agreement, dated as of February 27, 2023, by 300 Jones Road, LLC for the benefit of NYDIG and its successors and permitted assigns, and as assigned by the Original Noteholder to the Noteholder pursuant to that certain Mortgage Assignment, dated as of July 20, 2023, as may be further amended, restated, amended and restated, supplemented, assigned or otherwise modified from time to time.” (b) Section 1.1 (Definitions) of the Note is hereby further amended to add the following new definitions in alphabetical order: “”Amendment No. 4 Effective Date” means August 21, 2023.” “”Amendment No. 4 to Note” means that certain Amendment No. 4 to Amended and Restated Bridge Promissory Note, dated as of the Amendment No. 4 Effective Date, between Borrower and Noteholder and acknowledged by each Guarantor.” ““Amendment No. 2 to Senior Secured Loan Agreement” means that certain Amendment No. 2 to Senior Secured Loan Agreement, dated as of August 21, 2023, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto, and the Agent.” “”B. Riley A&A” means that certain Assignment and Assumption, effective as of July 20, 2023, by and between Original Noteholder, as assignor, and NYDIG, as assignee, as the

3 4868-8758-9222v.14 same may be amended, restated, supplemented or otherwise modified from time to time in accordance therewith.” ““Deferral Period” means the period commencing on the Amendment No. 4 Effective Date and terminating on the Deferral Period Termination Date.” ““Deferral Period Termination Date” means the date that occurs on the earlier of (i) the Final Maturity Date, (ii) the Spartanburg Closing Date and (iii) the date of the occurrence of an Event of Default under Section 10.13.” ““Deferred Payment” has the meaning specified in Section 3.1(c).” ““REPA” shall have the meaning specified in Amendment No 4.” ““Spartanburg Closing Date” shall mean the “Closing Date” (as defined in the Spartanburg Purchase Agreement”).” ““Spartanburg Purchase Agreement” shall have the meaning specified in Amendment No 4.” ““Spartanburg Transaction Documents” means, collectively, (i) the Spartanburg Purchase Agreement, (ii) the REPA, (iii) the Amendment No. 2 to Senior Secured Loan Agreement and the other Loan Documents (as defined in the Senior Loan Agreement) relating thereto, (iv) this Agreement (as amended by Amendment No 4. to Note) and the other Loan Documents (as defined herein) and (v) any related agreements to any of the foregoing. (c) Section 3.1 (Payment Dates) of the Note is hereby amended to add a new clause (c) therein as follows: “(c) Notwithstanding anything to the contrary herein, during the Deferral Period, no payment of principal shall be due and payable hereunder (including any mandatory repayment as would otherwise be required to be made under Section 3.3) (any such deferred principal payment, a “Deferred Payment”); provided, however, that on the Deferral Period Termination Date, all Deferred Payments shall be immediately due and payable in cash.” (d) Section 5.2 (Interest Payment Dates) of the Note is hereby amended to amend and restate paragraph (b) therein as follows: “(b) Notwithstanding anything to the contrary herein, no interest shall be due and payable on the aggregate outstanding principal amount of the Loan from and including the Interest Payment Date immediately preceding the Amendment No 4 Effective Date through (but excluding) the Deferral Period Termination Date; provided, however, that on the Deferral Period Termination Date, all interest that was deferred pursuant to this Section 5.2(b) shall be due and payable at the rate set forth in Section 5.1 above.” (e) Section 10 (Events of Default) of the Note is hereby amended to add the following new Section 10.13 in numerical order:

4 4868-8758-9222v.14 “10.13. (x) The occurrence and continuance of any Seller Party Default under the Spartanburg Purchase Agreement after giving effect to any applicable notice and cure periods or (y) any Spartanburg Transaction Document is terminated or is otherwise no longer in full force and effect in accordance with its terms.” 2. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Note and the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed by the Borrower. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Note or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of Noteholder. 3. Conditions Precedent. This Amendment shall be effective as of the date on which each of the following conditions have been satisfied and/or waived (such date, the “Effective Date”), in each case as determined by NYDIG in its sole and absolute discretion, and Noteholder shall have received: (a) this Amendment, duly executed and delivered by the Borrower and acknowledged by each Guarantor; (b) in form and substance reasonably satisfactory to the Noteholder, a certificate of the Borrower and of each Guarantor, certified by an authorized officer of the Borrower and such Guarantor, including: (i) a certificate of incorporation of the Borrower and the applicable Guarantor certified by the Secretary of State of the State of Delaware; (ii) by-laws of the Borrower and operating agreement of the applicable Guarantor, each as in effect on the date on which the resolutions referred to below were adopted; (iii) resolutions of the governing body of the Borrower and the applicable Guarantor approving this Amendment and the transactions contemplated hereunder to which it is or is to be a party, and of all documents evidencing other necessary corporate action; (iv) a certification that the names, titles, and signatures of the officers of the Borrower and each Guarantor authorized to sign this Amendment and each Loan Document and other documents to be delivered hereunder and thereunder are true and correct; and (v) from the jurisdiction of its incorporation, organization or formation, as applicable, and each other jurisdiction where it is required to be qualified to do business; other than in jurisdictions where the failure to be so qualified has not had, and would not be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect. (c) customary legal opinions of counsel to the Borrower and each Guarantor in form, scope and substance satisfactory to the Noteholder; (d) (x) a true, correct, duly executed copy of Amendment No. 2 to Senior Secured Loan Agreement and the other Loan Documents (as defined in the Senior Loan Agreement) relating thereto and (y) any other documentation (including any filings to be made under the Uniform

5 4868-8758-9222v.14 Commercial Code) reasonably satisfactory to NYDIG evidencing that, immediately prior to the effectiveness hereof, (i) all of the Original Noteholder’s right, title, interest and benefit to and under the Note (including, but not limited to, any right to receive payment and/or exercise remedies thereunder) and (ii) all Liens granted, or purported to be granted, in favor of the Original Noteholder under the Note and/or related Loan Document, in each case have been fully assigned, transferred and set over to NYDIG; (e) in form and substance satisfactory to the Noteholder, a certificate from the Borrower and each Guarantor, certified by an authorized officer of the Borrower and each Guarantor, confirming: (i) notwithstanding the preamble to Section 7 of the Note, each of the representations and warranties as amended herein made by the Borrower and each Guarantor in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Effective Date as if made on and as of the date hereof (except to the extent such representations and warranties are qualified by “materiality”, “material adverse effect”, “Material Adverse Effect” or words of similar import, in which case such representations and warranties shall be true and correct on and as of the Effective Date; and except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date), and (ii) no Default or Event of Default has occurred or is continuing on the Effective Date (prior to the effectiveness of this Amendment); and (f) payment of all fees required to be paid to NYDIG or any of its Affiliates and payment of all expenses for which invoices have been presented (including the fees and expenses of Sidley Austin LLP, as counsel to NYDIG), on or before the Effective Date, which fees and expenses shall not be included in calculating the $250,000 cap on the amount of NYDIG’s fees and expenses to be reimbursed by Borrower as set forth in Section 10 of that certain term sheet dated June 9, 2023 relating to the Spartanburg real property. 4. Guarantor Acknowledgement. Each Guarantor hereby acknowledges and agrees that it has received a copy of this Amendment, the Note (as amended by this Amendment), the B. Riley A&A and any documents related thereto or entered into in connection therewith, and Amendment No. 2 to Senior Secured Loan Agreement and it has read such documents and understands the terms hereof and thereof. Each Guarantor hereby confirms that its Guaranty is in full force and effect as of the Effective Date, both before and after giving effect to this Amendment. Each Guarantor reaffirms its obligations under its Guaranty as of the Effective Date. 5. Representations and Warranties. The Borrower hereby represents and warrants to the Noteholder (before and after giving effect to this Amendment) that: (a) This Amendment has been duly executed and delivered on behalf of the Borrower and each Guarantor. This Amendment and the Note constitute the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). (b) Notwithstanding the preamble to Section 7 of the Note, each of the representations and warranties as amended herein made by the Borrower and each Guarantor in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Effective Date as if made on and as of the date hereof (except to the extent such representations and warranties are qualified by “materiality”, “material adverse effect”, “Material Adverse Effect” or words of similar import, in which case such representations and warranties shall be true and correct on and as of the

6 4868-8758-9222v.14 Effective Date; and except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date). (c) No Default or Event of Default has occurred and is continuing, or will result from this Amendment; and following the effectiveness of this Amendment, no Default or Event of Default shall exist. 6. Release. In consideration of the amendments and agreements contained herein, each Note Party, for itself and for its past, present and future successors in title, representatives, assignees, agents, officers and directors, does hereby and shall be deemed to have forever remised, released and discharged NYDIG and its officers, employees, directors, equity holders, subsidiaries, successors, assigns, affiliates, agents and attorneys (the “NYDIG Parties”) and any of their successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the NYDIG Parties would be liable if such persons or entities were found to be liable to the Note Parties or any of their Affiliates, or any of them (collectively hereinafter the “Released Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including without limitation those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Released Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Amendment or the Loan Documents, and the transactions contemplated hereby and thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing. 7. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the Borrower, the Noteholder, and each of their respective permitted successors and assigns. 8. Loan Document. This Amendment shall constitute a Loan Document under the Note. 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of such state or of any other jurisdiction) that would cause the application of laws of any jurisdiction other than such state. 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which will constitute an original and legally binding signature and all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically (including by PDF or other electronic signature) or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

7 4868-8758-9222v.14 11. Costs and Expenses. The Borrower agrees to pay or reimburse the Noteholder for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of counsel to the Noteholder, which costs, expenses, fees and disbursements shall not be included in calculating the $250,000 cap on the amount of NYDIG’s fees and expenses to be reimbursed by Borrower as set forth in Section 10 of that certain term sheet dated June 9, 2023 relating to the Spartanburg real property). [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 to Amended and Restated Bridge Promissory Note as of the date first above written. GREENIDGE GENERATION HOLDINGS INC. By Name: Dale Iwrin Title: President NYDIG ABL LLC, as Noteholder By Name: Title:

[Signature Page to Amendment to Bridge Promissory Note] 4868-8758-9222v.13 IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 to Amended and Restated Bridge Promissory Note as of the date first above written. GREENIDGE GENERATION HOLDINGS INC. By Name: David Anderson Title: Chief Executive Officer NYDIG ABL LLC, as Noteholder By Name: Trevor Smyth Title: Head of Structured Financing DocuSign Envelope ID: 21A69D9C-8860-402A-8A52-0BFB80ACF044

Acknowledged and Agreed by: GREENIDGE SOUTH CAROLINA LLC, as Guarantor By Name: Dale Iwrin Title: President GSC RE LLC, as Guarantor By Name: Dale Iwrin Title: President 300 JONES ROAD LLC, as Guarantor By Name: Dale Iwrin Title: President